   EXHIBIT 10.7

COMMERCIAL SECURITY AGREEMENT

Borrower: UNILENS CORP. USA

   UNILENS VISION SCIENCES INC.

   10431 72ND STREET N.

   LARGO, FL 33777

 Lender:

HANCOCK BANK, a trade name of Whitney Bank COMMERCIAL HILLSBOROUGH/PINELLAS FL
2202 N, WESTSHORE BLVD

               TAMPA, FL  33607

Grantor:   UNILENS CORP. USA

 10431 72ND STREET N.

                 LARGO, FL   33777

THIS COMMERCIAL SECURITY AGREEMENT dated October 29, 2014, is made and executed among UNILENS CORP.  USA  ("Grantor"); UNILENS CORP. USA and UNILENS VISION SCIENCES  INC. ("Borrower"); and HANCOCK BANK, a trade name of Whitney Bank ("Lender").

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a security interest in the Collateral  to  secure  the Indebtedness and agrees that Lender shall have the  rights  stated  in  this  Agreement  with  respect  to the  Collateral  in  addition  to  all  other  rights which  Lender  may have by law.

COLLATERAL DESCRIPTION. The word "Collateral" as used in this Agreement means the following described property, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located, in which Grantor is giving to  Lender  a security interest for the payment of the Indebtedness and performance of all other obligations under the Note and this Agreement:

One (1) DAC-DLL Series IV/2-Axis Lens Lathe, Serial No. A1410001; along with all accessories, attachments and software as more fully described on the attached Exhibit "A"

In addition, the word "Collateral" also includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located;

(A)

All accessions, attachments, accessories, replacements of and additions to any of the collateral described herein, whether added now or later.

(B)

All products and produce of any of the property described ln this Collateral section.

(C)

All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, consignment or other disposition of any of the property described in this Collateral section.

(D)

All proceeds (including insurance proceeds) from the sale, destruction, toss, or other disposition of any of the property described in this Collateral section, and sums due from a third party who has damaged or destroyed the Collateral or from that party's insurer, whether due to judgment, settlement or other process.

(E)

All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to 811 computer software required to utilize, create, maintain, and process any such records or data on electronic media.

CROSS COLLATERALIZATION. In addition to the Note, this Agreement  secures  all obligations,  debts  and  liabilities,  plus  interest  thereon,  of either Grantor or Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower and Grantor or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the  purpose  of  the  Note,  whether  voluntary  or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or  contingent,  liquidated  or  unliquidated,  whether Borrower or Grantor may be liable individually or jointly with others, whether obligated as guarantor,  surety, accommodation  party or otherwise, and whether  recovery  upon such amounts  may be or hereafter may become  barred by any statute of  limitations,  and whether  the  obligation to repay such amounts may be or hereafter may become otherwise unenforceable.

BORROWER'S WAIVERS AND RESPONSIBILITIES. Except  as otherwise required under this Agreement  or  by applicable  law,  (A)  Borrower agrees that Lender need not tell Borrower about any action or inaction Lender takes  in connection with this  Agreement;  (B)  Borrower  assumes the responsibility  for  being and keeping informed about the  Collateral; and   (C)   Borrower  waives  any defenses  that  may arise because of  any action or  inaction of  Lender,  including  without  limitation any  failure  of  Lender  to  realize  upon the  Collateral or  any  delay  by lender  in realizing upon the Collateral; and Borrower agrees to remain liable under the Note no matter what action Lender takes  or  fails  to  take  under  this Agreement.

GRANTOR'S  REPRESENTATIONS  AND  WARRANTIES.    Grantor  warrants  that:    (A)    this  Agreement  is  executed  at  Borrower's  request  und  not at the  request  of  Lender;   (B)    Grantor  has the  full  right, power  and  authority  to  enter  into  this  Agreement  and  to  pledge  the  Collateral to  Lender; (C) Grantor has established adequate means of obtaining from Borrower on a continuing basis information about Borrower's financial condition; and   (D)   Lender has made no representation to Grantor about Borrower or Borrower's creditworthiness.

GRANTOR'S WAIVERS.  Grantor waives all requirements of presentment, protest, demand, and notice of dishonor or non-payment to Borrower or Grantor, or any other party to the Indebtedness or the Collateral. Lender may do any of the following with respect to any obligation of any Borrower, without first obtaining the consent of Grantor:  (A)  grant only extension of time for  any payment,  (B)   grant any renewal,  (C)   permit any modification of payment terms or other terms,  or (D)  exchange  or  release  any Collateral or  other security.  No such act or failure to act shall affect Lender's rights against Grantor or the Collateral.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Grantor's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Grantor holds jointly with someone else and all accounts Grantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow lender to protect lender's charge and setoff rights provided in this paragraph.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and promises to lender that:

Perfection of Security Interest. Grantor agrees to take whatever actions are requested by Lender to perfect and continue Lender's security interest in the Colla1eral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral and Grantor will note Lender's interest upon any and all chattel paper and instruments if not delivered to Lender for possession by Lender. This is a continuing Security Agreement and will continue in effect even though all or any part of the Indebtedness is paid in full and even though for a period of time Borrower may not be indebted to Lender.

Notices to Lender.  Grantor will promptly notify Lender in writing  at Lender's address shown above  (or such other  addresses  as Lender may. designate from time to time)  prior to any   (1)   change in Grantor's name;   (2)  change in Grantor's assumed business name(s);   (3)   change in the  management  of the  Corporation Grantor;   (4)   change  in the  authorized  signer(s);   (5)   change in Grantor's  principal office address; (6)    change  in Grantor's state  of  organization;    (7)    conversion of Grantor to a new  or different type of business  entity; or   (8)   change  in any other aspect of Grantor that directly or indirectly relates to any agreements between Grantor and Lender. No change in Grantor's name or state at organization will take effect until after Lender has received notice.

No Violation.  The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

Enforceability of Collateral. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, as defined by the Uniform Commercial Code, the Collateral is enforceable in accordance with its terms, is genuine, and fully complies with all applicable laws and regulations concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. There shall be no setoffs or counterclaims against any of the Collateral, and no agreement shall have been made under which only deductions or discounts may be claimed concerning the Collateral except those disclosed to Lender in writing.

Location of the Collateral. Except in the ordinary course of Grantor's business, Grantor agrees to keep the Collateral at Grantor's address shown above or at such other locations as are acceptable to Lender. Upon Lender's request, Grantor will deliver to Lender  in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's  operations, including without limitation the following:   (1)   all real property Grantor owns or is purchasing;   (2)    all real property Grantor is renting or leasing;   (3)   all storage facilities Grantor owns, rents, leases, or uses; and  (4)  all other properties where Collateral is or may be located.

Removal of the Collateral. Except in the ordinary course of Grantor's business, Grantor shall not remove the Collateral from its existing location without Lender's prior written consent.  Grantor shall, whenever requested, advise Lender of the exact location of the Collateral.

Transactions Involving Collateral. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, or as otherwise provided for in this Agreement, Grantor shall not sell, otter to sell, or otherwise transfer or dispose of the Collateral. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender.  This includes security interests even if junior in right to the security interests granted under this Agreement.   Unless waived by Lender, all proceeds from any disposition of the Collateral  (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

Title. Grantor represents and warrants to Lender that Grantor holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on tile in any public office other than those which reflect the security interest created by this Agreement or  to  which  Lender  has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

Repairs and Maintenance. Grantor agrees to keep and maintain, and to cause others to keep and maintain the Collateral in good order, repair and condition at all times while this  Agreement  remains in effect.  Grantor  further  agrees  to  pay when due all claims  for work  done on, or services rendered or material furnished in connection  with the  Collateral so  th8t  no lien or encumbrance  may  ever  attach  to  or  be filed against  the Collateral.

Inspection of Collateral. Lender and Lender's designated representatives and agents shall have the right at all reasonable times to examine and inspect the Collateral wherever located.

Taxes, Assessments and Liens.  Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents.  Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate  proceeding to contest the obligation  to pay and so long as Lender's interest in the Collateral is not jeopardized  in Lender's sole opinion.  If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender  in  an  amount  adequate to provide for the discharge of the lien plus any interest, costs, reasonable attorneys' fees or  other charges that could accrue as a result of foreclosure or sale of the Collateral.  In any contest Grantor shall defend  itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.  Grantor further agrees to furnish Lender with evidence that such taxes, assessments, and governmental  and other charges have been paid in full and in a timely  manner.  Grantor may withhold any such payment or may elect to contest any  lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized.

Compliance with Governmental Requirements. Grantor shall comply promptly w'1th all laws, ordinances, rules and regulat'1ons of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral, including all Jaws or regulations relating to the undue erosion of highly-erodible land or relating to the conversion of wetlands for the production of an agricultural product or commodity. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

Hazardous Substances. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used in violation of any Environmental Laws or for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any Hazardous Substance. The representations and warranties contained herein are based on Grantor's due diligence in invest'1gating the Collateral for Hazardous Substances. Grantor hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any Environmental Laws, and (2) agrees to indemnify, defend, and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify and defend shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

Maintenance of Casualty Insurance. Grantor shall  procure  and  maintain  all  risks  insurance,  including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory  to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give  such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person.  In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or  maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obt8in such insurance as Lender deems appropriate, including if Lender so chooses "single  interest insurance," which will cover only Lender's interest in the Collateral.

Application of Insurance Proceeds. Grantor shall promptly  notify  Lender  of  any  Joss or damage  to the  Collateral if the estimated  cost  of repair or  replacement exceeds 5000.00, whether or not such casualty or loss is covered by insurance. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or  destroyed Collateral, Lender shall, upon satisfactory proof of  expenditure,  pay or  reimburse  Grantor from the proceeds for  the  reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shalt pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of  the Collateral  shall  be used to prepay the Indebtedness.

Insurance Reserves. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

Insurance Reports. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (1) the name of the insurer; (2) the risks insured; (3)  the amount of the policy; (4) the property insured; (5) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (6) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

Financing Statements. Grantor authorizes Lender to file a UCC financing statement, or alternatively, a copy of this Agreement to perfect Lender's security interest. At Lender's request, Grantor additionally agrees to sign all other documents that are necessary to perfect, protect, and continue Lender's security interest in the Property. Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs. Grantor irrevocably appoints Lender to execute documents necessary to transfer title if there is a default.  Lender may file a copy of this Agreement as a financing statement.

GRANTOR'S RIGHT TO POSSESSION. Until default, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

LENDER'S EXPENDITURES.   If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents,  including  but  not  1imited  to  Grantor's  failure  to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or  any  Related  Documents,  Lender on Grantor's behalf may (but shall not be obligated to) take any action that  Lender  deems  appropriate,  including  but  not limited  to discharging  or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest  at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C)  be treated as a balloon payment which will be due and payable at the  Note's maturity.  The Agreement also will secure payment of these amounts.  Such right shall be in addition to all other rights and remedies to  which  Lender  may  be  entitled  upon Default.

DEFAULT.  Each of the following shall constitute an Event of Default under this Agreement:

Payment Default.  Borrower fails to make any payment when due under the Indebtedness.

Other Defaults.  Borrower or Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower or Grantor.

Default in Favor of Third Parties. Borrower or Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's or Grantor's property or ability to perform their respective obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or Grantor or on Borrower's or Grantor's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (Including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Insolvency. The dissolution or termination of Borrower's or Grantor's existence as a going business, the insolvency of Borrower or Grantor, the appointment of a receiver for any part of Borrower's or Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower or Grantor.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by  any  creditor  of  Borrower or  Grantor  or by any governmental  agency  against  any  collateral  securing the Indebtedness. This includes a garnishment of any of Borrower's or Grantor's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply  if there is a good faith dispute by Borrower or Grantor as to the validity  or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower or Grantor gives Lender written notice of the creditor or forfeiture proceeding  and deposits  with  Lender  monies  or  a  surety  bond for the  creditor  or forfeiture  proceeding,  in an amount  determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the Indebtedness or guarantor, endorser, surety, or accommodation party dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Adverse Change. A material adverse change occurs in Borrower's or Grantor's financial condition, or Lender believes the prospect of payment or  performance of the Indebtedness is impaired.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Delaware Uniform Commercial Code.  In addition and without limitation, Lender may exercise any one  or more of the following  rights and remedies:

Accelerate Indebtedness. Lender may declare the entire Indebtedness, including any prepayment penalty which Borrower would be required to pay, immediately due and payable, without notice of any kind to Borrower or Grantor.

Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have  full  power  to  enter  upon the  property  of  Grantor  to  take  possession  of  and remove the Collateral. If the Collateral contains other goods not covered by this Agreement  at  the  time  of  repossession,  Grantor  agrees Lender may take such other goods,  provided that Lender makes reasonable efforts to return them to Grantor  after  repossession.

Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in Lender's own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor, and other persons as required by law, reasonable notice of the time and place of any public sale, or the time after which any private sale or any other disposition of the Collateral is to be made. However, no notice need be provided to any person who, after Event of Default occurs, enters into and authenticates an agreement waiving that person's right to notification of sale.  The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to  the  disposition  of  the  Collateral,  including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become  a part of  the  Indebtedness secured by this Agreement  and shall be payable on demand, with interest at the Note rate from date of expenditure  until repaid.

Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Collateral, with the power to protect and preserve the Collateral, to operate the Collateral preceding foreclosure or sale, and to collect the rents from the Collateral and apply the proceeds, over and above the cost of the receivership, against the Indebtedness.  The receiver may serve without bond if permitted by law.  Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Collateral exceeds the Indebtedness by a substantial amount.  Employment by Lender shall not disqualify n person from serving as a receiver.

Collect Revenues, Apply Accounts. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender  may at any time  in Lender's  discretion  transfer  any  Collateral  into  Lender's  own name or  that  of  Lender's  nominee and receive the payments, rents, income, and revenues therefrom and hold the  same  as  security  for  the  Indebtedness  or  apply  it  to payment of the Indebtedness in such order of preference as Lender may determine. In so far as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, chases in  action,  or  similar  property,  Lender  may  demand,  collect,  receipt  for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may  determine,  whether  or  not  Indebtedness  or Collateral is then due. For these purposes, Lender may, on behalf of and in the name  of  Grantor,  receive,  open  and  dispose  of  mail addressed to Grantor; change any address to which moil and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title,  instruments  and  items  pertaining to  payment,  shipment,  or  storage  of  any  Collateral.  To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

Obtain Deficiency. If Lender chooses to sell any or all  of  the  Collateral,  Lender  may  obtain a  judgment  against  Borrower  for  any  deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the  exercise  of  the  rights  provided  in  this Agreement. Borrower shall be liable for  a  deficiency  even  if  the  transaction  described  in  this  subsection  is  a  sale  of  accounts  or  chattel paper.

Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender  shall  have  and  may  exercise  any  or  all  other  rights  and remedies it may have available  at law, in equity, or otherwise.

Election of Remedies. Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies.

FINANCIAL STATEMENTS. Grantor agrees to provide to Lender upon request, but in any event on at least an annual basis, true and correct current financial statements in form and substance satisfactory to Lender. The financial statements shall include, among other things, detailed information regarding (i) any entities, such as corporations, partnerships, or limited liability companies in which the Grantor is the majority owner and (ii) any entities in which Grantor is not the majority owner, but for which Grantor is directly or contingently liable on debts or obligations of any kind incurred by those entities. All financial statements or records submitted to Lender via electron'1c means, including, without limitation by facsimile, open internet communications or other telephonic or electronic methods, including, without limitation, documents in Tagged Image Format Files ("TIFF") or Portable Document Format ("PDF") shall be treated as originals, fully binding and with full legal force and effect and the parties waive any rights they may have to object to such treatment. The Lender may rely on all such records in good faith as complete and accurate records produced or maintained by or on behalf of the party submitting such records.

WAIVER OF JURY TRIAL. Borrower and Lender  knowingly, voluntarily  and  irrevocably  waive,  to  the fullest  extent  permitted  by  applicable  law, any and all rights either may have to trial by jury in any legal proceeding based on, arising out of, or in any way related to: this Agreement, the obligations, any notes, loan agreements, or any other loan document or agreement executed or contemplated to be executed in connection with any  of  the  obligations;  or  any  of  the  transactions  contemplated  hereby  or  thereby.   This jury waiver  also  applies  to  any  claim,  counterclaim, course of action or demand arising from or related to (i) any course of conduct, course of dealing, or relationship of Borrower, any obligor, or any other person with Lender or any employee, officer, director or assignee of Lender in connection with the  obligations; or (ii) any statement (whether verbal or written) or actions of any person by or on behalf of Lender to Borrower, any obligor, or any other person in connection with the obligations, regardless of whether such cause of action or demand arises by contract, tort or otherwise. Borrower hereby acknowledges that this waiver of jury trial is a material inducement to the Lender in extending credit to the Borrower, that the Lender would not have extended such credit without this jury trial waiver, and that Borrower has been represented by an attorney or has had an opportunity to consult with an attorney in connection with this jury trial waiver and understands the legal effect of this waiver.   Borrower further certifies that no person has represented  to  it, expressly  or  otherwise,   that  Lender  or  any  other  person  would  not,  in  the  event  of  a  legal  proceeding,  seek  to  enforce  the foregoing waiver.

ADDITIONAL MEANING OF THE WORD COLLATERAL. To the extent permitted by applicable law, when used in this Agreement,  the meaning of the word "Collateral" shall include, in addition to and without limiting  the  definition  ascribed  to  the  word  "Collateral"  herein,  all  property  of Grantor  and/or  Borrower  of  every  nature or  kind  whatsoever  owned  by  Grantor  and/or  Borrower  or  in which  Grantor  and/or  Borrower  has  an interest, that is now or hereafter on deposit with, in the possession of, under the control of, or held by Lender in definitive form, book entry form, or in safekeeping, custodian accounts or securities accounts, including, without limitation, deposit accounts, money, funds on deposit in checking, savings, custodian and other accounts, instruments, negotiable instruments, certificates of deposit. commercial paper, stocks, bonds, treasury bills and other securities, investment property, financial  assets,  security  entitlements,  insurance  policies, documents,  documents  of title, payment intangibles, goods, chattel paper, and any general intangibles not previously listed, but excluding IRA, pension, and  other tax-deferred accounts. All above types of collateral shall have the meaning provided in UCC Rev. Art. 9, as adopted and revised in the state that governs this Agreement.

ADDITIONAL INFORMATION REGARDING LENDER. Hancock Bank is the trade name used by Whitney Bank, a Mississippi chartered banking corporation, in providing banking products and services through  its  locations  in Mississippi,  Alabama,  and  Florida. All obligations hereunder are due and payable to Whitney Bank.

MISCELLANEOUS   PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shalt be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys' Fees; Expenses. Grantor agrees to pay upon demand all of Lender's costs and expenses, including  Lender's  reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Lender may also recover from Grantor all court, alternative dispute resolution or other collection costs (including, without limitation, fees and charges of collection agencies) actually incurred by Lender.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Governing Law. With respect to procedural matters related to the perfection and enforcement of Lender's rights against the Collateral, this Agreement will be governed by federal law applicable to Lender and to the extent not preempted by federal law, the laws of the State of Delaware. In all other respects, this Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Florida without regard to its conflicts of law provisions. However, if there ever is a question about whether any provision of this Agreement is valid or enforceable, the provision that is questioned will be governed by whichever state or federal law would find the provision to be valid and enforceable. The loan transaction that is evidenced by the Note and this Agreement has been applied for, considered, approved and made, and all necessary loan documents have been accepted by Lender in the State of Florida.

Choice of Venue. If there is a lawsuit, Grantor  agrees  upon Lender's request to submit  to the jurisdiction  of the courts of  HILLSBOROUGH OR PINELLAS County, State of Florida.

Joint and Several Liability. All obligations of Borrower and Grantor under this Agreement  shall  be joint  and  several,  and  all references  to Grantor shall mean each and every Grantor, and all references to Borrower shall mean each  and every  Borrower.  This means that  each Borrower and Grantor signing below is responsible for all obligations in  this Agreement. Where any one or  more  of  the  parties  is  a corporation, partnership, limited liability company or similar entity, it is not necessary  for  Lender  to  inquire  into  the  powers  of  any  of  the officers, directors, partners, members, or other agents acting or purporting  to  act  on  the  entity's  behalf,  and  any  obligations  made  or created in reliance upon the professed exercise of such powers shall be guaranteed under this Agreement.

No Waiver by Lender, Lender shall not be deemed to have waived any  rights under this Agreement  unless such waiver  is given in writing and signed by Lender. No delay or omission on the  part of  Lender  in exercising  any  right shall operate  as  a  waiver  of such right or  any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute  a  waiver  of  Lender's  right otherwise  to demand strict compliance with that provision or any other  provision  of  this  Agreement.  No prior waiver by  Lender,  nor  any  course  of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender  is required under this  Agreement,  the granting  of  such consent  by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent  is  required  and  in  all  cases  such  consent  may  be granted or  withheld  in the sole discretion of  Lender.

Notices. Any notice required to be given under this  Agreement  shall  be given  in writing,  and  shall  be  effective  when  actually  delivered, when actually received  by  telefacsimile  (unless  otherwise  required  by  law), when  deposited  with  a  nationally  recognized  overnight  courier, or, if mailed, when  deposited  in the  United States  mail, as  first  class,  certified or registered mail postage  prepaid, directed  lo the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

Power of Attorney. Grantor hereby appoints Lender as Grantor's irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect, amend, or to continue the security interest granted in this Agreement or to demand termination of filings of other secured parties. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral.

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. !f feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement.  Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Grantor's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.

Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full.

Time is of the Essence.  Time is of the essence in the performance of this Agreement.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America.  Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require.  Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

Agreement.  The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

Borrower. The word "Borrower" means UNILENS CORP. USA and UNILENS VISION SCIENCES INC. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Collateral. The word "Collateral" means all of Grantor's right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

Default.  The word "Default" means the Default set forth in this Agreement in the section titled "Default".

Environmental Laws. The words "Environmental Laws" mean any and  EJII  state,  federal  and  local  statutes,  regulations  and  ordinances relating to the protection of human health or the environment, '1nclud'1ng without !im'1tation the Comprehens'1ve Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub.  L. No. 99-499  ("SARA"), the  Hazardous  Materials  Transportation  Act,  49  U.S.C. Section  1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or  federal  laws,  rules,  or regulations  adopted pursuant thereto.

Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

Grantor. The word "Grantor" means UNILENS CORP. USA.

Guaranty. The word "Guaranty" means the guaranty from guarantor, endorser, surety, or accommodation party to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human  health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness. The word "Indebtedness" means any amounts Grantor and/or Borrower, or any one of them, owe to Lender. whether  owed now or later, under the Note, this Agreement, the Related Documents, the Cross-Collateralization  provision  above,  and/or  otherwise, including all principal, interest, costs, expenses, fees, Including attorneys' fees, and all other charges for which Grantor and/or Borrower, or any one of them, are responsible thereunder. The word "Indebtedness" shall include, without limitation, all obligations of Grantor and/or Borrower, or any one of them, to Lender on promissory notes, checks, overdrafts, letter of credit agreements, endorsements and continuing guaranties, and agreements with respect to any swap, forward, future, or derivative transaction or option or similar agreement involving, or settled by reference to, one or more interest rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value.

Lender.  The word "Lender" means HANCOCK BANK, a trade name of Whitney Bank, its successors and assigns.

Note. The word "Note" means the Note dated October 29, 2014 and executed by UNILENS CORP. USA and UNILENS VISION SCIENCES INC. in the principal amount of $300,000.00, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

Property. The word "Property" means all of Grantor's right, title and interest in and to all the Property as described in the "Collateral Description" section of this Agreement.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements  and documents, whether  now  or hereafter existing, executed  in connection with the  Indebtedness.

BORROWER AND GRANTOR HAVE READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT AND AGREE TO ITS TERMS. THIS AGREEMENT IS DATED OCTOBER 29, 2014.

THIS AGREEMENT IS DELIVERED UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

GRANTOR:

UNILENS CORP. USA

By: /s/ Michael J. Pecora  (Seal)

       MICHEAL J. PECORA, PRESIDENT OF UNILENS CORP. USA

BORROWER:

UNILENS CORP. USA

By: /s/ Michael J. Pecora  (Seal)

       MICHEAL J. PECORA, PRESIDENT OF UNILENS CORP. USA

UNILENS VISION SCIENCES INC.

By: /s/ Joan L. Yori (Seal)

       JOAN L. YORI, VICE PRESIDENT OF UNILENS VISION SCIENCES INC.